UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 6, 2026

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 6, 2026 (the “Execution Date”), Hyperscale Data, Inc. (the “Company”) entered into a note purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) pursuant to which the Investor agreed to acquire, and the Company agreed to issue and sell in a registered direct offering to the Investor (the “Offering”), a (i) $10,810,810.81 principal amount of convertible promissory note (the “Initial Note”), which Initial Note was issued and sold on the Execution Date, (ii) $5,405,405.41 principal amount of convertible promissory note (the “Second Note”), which Second Note will be issued and sold on or around November 16, 2026 and (iii) potentially, a $10,810,810.81 principal amount of convertible promissory note issuable upon exercise of the Additional Investment Right (as such term is defined below) (the “AIR Note” and with the Initial Note and the Second Note, the “Notes” and with the Purchase Agreement, the “Transaction Documents”), which AIR Note would be issued and sold on or prior to the three (3) months of the sale of the Second Note, in each case subject to customary closing conditions and in the case of the AIR Note, provided that the Additional Investment Right is exercised.

Description of the Notes

All Notes carry an original issue discount of 7.5%. The Initial Note is being sold to the Investor for a purchase price of $10,000,000, the Second Note is being sold to the Investor for a purchase price of $5,000,000, and the AIR Note would, if the AIR is exercised, be sold to the Investor for a purchase price of $10,000,000. No Note will be issued pursuant to an indenture. Each Note is convertible at any time after NYSE American (“NYSE”) approval of the Supplemental Listing Application (the “SLAP”) into shares of Class A common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Conversion Shares”).

The Notes have an aggregate principal face amount of $27,027,027.03, which includes an original issue discount of $2,027,027.03. The Notes will accrue interest at the rate of 8% per annum, unless an event of default (as defined in the Notes) occurs, at which time the Notes would accrue interest at 18% per annum. The maturity date of the Notes (the “Maturity Date” shall initially mean February 5, 2027; provided, however, that after the Company has obtained stockholder approval for the issuance of the Notes (the “Stockholder Approval”), and provided that the Company has not received notice that it is not in compliance with the NYSE American, LLC, or NYSE, then the “Maturity Date” shall mean May 5, 2027.

The Note is convertible into Conversion Shares at any time after NYSE approval of the Supplemental Listing Application at a conversion price equal to the lower of (A) $0.30 and (B) a 10% discount to the lowest daily volume-weighted average price during the five (5) Trading Days prior to the date of receipt of a conversion notice from the Investor, subject to a floor price of $0.1025.

The Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Execution Date, in accordance with the rules and regulations of the NYSE (the “NYSE Limit”) unless the Company first obtains Stockholder Approval. Pursuant to the Purchase Agreement, the Company agreed to file a proxy statement to obtain the Stockholder Approval.

At any time on or prior to the three-month anniversary of the date when all of the Notes have been sold hereunder (the “AIR Period”), the Purchaser and the Company may, by mutual agreement, sell and purchase the AIR Note for a purchase price equal to $10,000,000, on the same terms and conditions as applicable to the Second Closing as contained in the Transaction Documents (the “Additional Investment Right”). If the Company and the Purchaser agree to exercise the Additional Investment Right, the Company and the Purchaser shall execute new documents substantially similar to the Transaction Documents and hold a closing for the additional investment represented by the Additional Investment Right during the AIR Period.

Each Note contains standard and customary events of default including, but not limited to, failure to pay amounts due under such Note when required, default in covenants, bankruptcy events, failure to obtain Stockholder Approval and suspension or delisting from trading of our Common Stock on an eligible exchange.

Description of the Offering

The Offering of the Initial Note closed on November 6, 2026.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-291595) filed with the Securities and Exchange Commission (“SEC”) on November 17, 2025 and declared effective by the SEC on December 11, 2025. Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement with the SEC in connection with the offer and sale of the Conversion Shares.

 This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the Conversion Shares, nor shall there be any offer, solicitation or sale of the Conversion Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the terms of the Note and the Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Form of Note and the Purchase Agreement, each of which is annexed hereto as Exhibit 4.1, and Exhibit 10.1 and are incorporated herein by reference.

The legal opinion of Olshan Frome Wolosky LLP, counsel to the Company, relating to the legality of the issuance and sale of the Note is filed as Exhibit 5.1 hereto.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
4.1	Form of Convertible Promissory Note

5.1	Legal Opinion of Olshan Frome Wolosky LLP.

10.1	Note Purchase Agreement, dated November 6, 2026, by and between the Company and the Investor

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: November 6, 2026	/s/ Henry Nisser
Henry Nisser
President and General Counsel